UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 5th Avenue, 8th Floor New York, New York 10017
(Address of principal executive offices) (Zip Code)

(212) 946-3998
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On February 24, 2012, Bonds.com Group, Inc.’s (the “Company” and “our”) indirect, wholly-owned subsidiary Bonds.com, Inc. (“Bonds.com”) entered into a Sub-Sublease Agreement with Hewitt Associates, LLC (the “Sub Sub-Lease”) for premises located at 1500 Broadway, New York, New York, which we anticipate will become our new corporate headquarters. The Sub Sub-Lease is not effective until consented to by both Zapco 1500 Investment L.P. and The Nasdaq Stock Market, Inc., the master landlord and sublessor of such premises, respectively. The Sub Sub-Lease commences on the date that both such consents have been obtained and expires in August 2014.

The foregoing description of the Sub Sub-Lease is a summary only and is qualified in its entirety by reference to the complete Sub Sub-Lease Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Operating Officer.

On February 24, 2012, our Board of Directors appointed David J. Weisberger as the Company’s Chief Operating Officer.

Mr. Weisberger, age 58, originally joined the Company in February 2011 as a Managing Director for our wholly-owned subsidiary Bonds.com MBS, Inc.  Prior to joining the Company, Mr. Weisberger was Chief Executive Officer and a director of Beacon Capital Strategies, Inc., an electronic trading and execution platform for mortgage-backed securities, from August 2009 until February 2011, when the Company acquired substantially all of Beacon Capital Strategies, Inc.’s assets.  Prior to joining Beacon Capital Strategies, Inc., Mr. Weisberger was a consultant in the financial services and real estate industries from 2006 until August 2009.  From 1994 until 2006, Mr. Weisberger was the founder and Managing Member of Watch Hill Investment Partners LLC and Watch Hill Management Partners LLC, the investment management companies for the Watch Hill family of mortgage derivative hedge funds.  Mr. Weisberger holds a Bachelor of Science Degree in Business Administration from The American University, Washington, D.C.

The Company and Mr. Weisberger are parties to an Employment Agreement, dated February 2, 2011, and stock option awards, dated February 2, 2011, which were disclosed by the Company pursuant to a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 8, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Sub Sub-Lease Agreement, dated February 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2012

BONDS.COM GROUP, INC.

By:	/s/John Ryan
Name:	John Ryan
Title:	Chief Financial Officer